Exhibit 99.4

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 26, 2014

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$295	$41	$1	$—	$337
Industrial Solutions	86	10	2	—	98
Communications Solutions	44	—	22	—	66
Total	$425	$51	$25	$—	$501

Operating Margin	13.9%				16.4%

Other Income (Expense), Net	$(70)	$—	$—	$83	$13

Income Tax (Expense) Benefit	$109	$(14)	$(1)	$(211)	$(117)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$435	$37	$24	$(128)	$368

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$1.05	$0.09	$0.06	$(0.31)	$0.89

(1) Includes $24 million of acquisition and integration costs and $27 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) Includes $189 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $83 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards.

(3) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 26, 2014

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$297	$4	$4	$—	$305
Industrial Solutions	113	29	—	—	142
Communications Solutions	41	—	—	—	41
Total	$451	$33	$4	$—	$488

Operating Margin	14.7%				15.9%

Other Income, Net	$6	$—	$—	$—	$6

Income Tax (Expense) Benefit	$185	$(7)	$3	$(282)	$(101)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$614	$26	$7	$(282)	$365

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$1.48	$0.06	$0.02	$(0.68)	$0.88

(1) Includes $29 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales.

(2) Income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

(3) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 27, 2014

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$325	$—	$—	$325
Industrial Solutions	121	1	1	123
Communications Solutions	18	—	9	27
Total	$464	$1	$10	$475

Operating Margin	15.1%			15.4%

Other Income, Net	$9	$—	$—	$9

Income Tax Expense	$(102)	$—	$(3)	$(105)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$347	$1	$7	$355

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.83	$—	$0.02	$0.85

(1) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 28, 2014

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges	(Credits), Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$338	$—	$(1)	$—	$337
Industrial Solutions	102	1	4	—	107
Communications Solutions	31	—	(4)	—	27
Total	$471	$1	$(1)	$—	$471

Operating Margin	15.9%				15.9%

Other Income, Net	$16	$—	$—	$(14)	$2

Income Tax Expense	$(120)	$—	$(3)	$36	$(87)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$340	$1	$(4)	$22	$359

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.82	$—	$(0.01)	$0.05	$0.86

(1) Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 27, 2013

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Tax	Adjusted
	U.S. GAAP	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$285	$1	$—	$286
Industrial Solutions	95	2	—	97
Communications Solutions	39	3	—	42
Total	$419	$6	$—	$425

Operating Margin	14.6%			14.8%

Other Income, Net	$32	$—	$(25)	$7

Income Tax Expense	$(109)	$(1)	$7	$(103)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$313	$5	$(18)	$300

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.75	$0.01	$(0.04)	$0.72

(1) Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 27, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$249	$2	$10	$—	$261
Industrial Solutions	122	1	7	—	130
Communications Solutions	64	—	9	—	73
Total	$435	$3	$26	$—	$464

Operating Margin	14.9%				15.9%

Other Income, Net	$16	$—	$—	$(9)	$7

Income Tax Expense	$(58)	$(2)	$(5)	$(40)	$(105)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$364	$1	$21	$(49)	$337

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.87	$—	$0.05	$(0.12)	$0.80

(1) Includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards partially offset by income tax expense related to adjustments to prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 28, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$272	$1	$—	$—	$273
Industrial Solutions	79	2	23	—	104
Communications Solutions	32	—	21	—	53
Total	$383	$3	$44	$—	$430

Operating Margin	13.0%				14.6%

Other Income, Net	$18	$—	$—	$(8)	$10

Income Tax Expense	$(89)	$(1)	$(13)	$—	$(103)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$281	$2	$31	$(8)	$306

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.67	$—	$0.07	$(0.02)	$0.73

(1) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$231	$1	$19	$—	$251
Industrial Solutions	75	2	21	—	98
Communications Solutions	(1)	—	42	—	41
Total	$305	$3	$82	$—	$390

Operating Margin	10.8%				13.8%

Other Income, Net	$9	$—	$—	$(1)	$8

Income Tax Expense	$(33)	$(1)	$(24)	$(13)	$(71)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$250	$2	$58	$(14)	$296

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.59	$—	$0.14	$(0.03)	$0.70

(1) Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 28, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$182	$3	$10	$—	$195
Industrial Solutions	68	2	12	—	82
Communications Solutions	12	—	48	—	60
Total	$262	$5	$70	$—	$337

Operating Margin	9.7%				12.4%

Other Income (Expense), Net	$(226)	$—	$—	$231	$5

Income Tax (Expense) Benefit	$255	$(1)	$(20)	$(301)	$(67)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$259	$4	$50	$(70)	$243

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.61	$0.01	$0.12	$(0.16)	$0.57

(1) Includes $331 million of income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns and the estimated impacts of certain intercompany dividends.

(2) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 26, 2014

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,245	$4	$4	$—	$1,253
Industrial Solutions	431	31	7	—	469
Communications Solutions	129	—	8	—	137
Total	$1,805	$35	$19	$—	$1,859

Operating Margin	15.1%				15.5%

Other Income, Net	$63	$—	$—	$(39)	$24

Income Tax Expense	$(146)	$(7)	$(4)	$(239)	$(396)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$1,614	$28	$15	$(278)	$1,379

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$3.87	$0.07	$0.04	$(0.67)	$3.31

(1) Includes $31 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales.

(2) Includes income tax benefits of $282 million recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary.

(3) See description of non-GAAP measures contained in this Form 8-K.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 27, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$934	$7	$39	$—	$980
Industrial Solutions	344	7	63	—	414
Communications Solutions	107	—	120	—	227
Total	$1,385	$14	$222	$—	$1,621

Operating Margin	12.2%				14.2%

Other Income (Expense), Net	$(183)	$—	$—	$213	$30

Income Tax (Expense) Benefit	$75	$(5)	$(62)	$(354)	$(346)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$1,154	$9	$160	$(141)	$1,182

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$2.73	$0.02	$0.38	$(0.33)	$2.79

(1) Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(2) See description of non-GAAP measures contained in this Form 8-K.